SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]     Preliminary Information Statement

[ X ]    Definitive Information Statement

[  ]     Confidential, for Use of the Commission Only (as  permitted by Rule
         14c-5(d)(2))

                            GLOBUS GROWTH GROUP, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2) Aggregate number of securities to which the transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:


         (5) Total fee paid:



[ ]  Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                            GLOBUS GROWTH GROUP, INC.
                               44 WEST 24TH STREET
                               NEW YORK, NY 10010



                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER



                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                  INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about August 4, 2004 to the stockholders of record, as of July 29, 2004, of Globus Growth Group, Inc., a New York corporation (the "Company") pursuant to
Section 14(c) of the Exchange Act to inform such stockholders that the majority stockholders of the Company executed a written consent dated July __, 2004 providing for a reincorporation of the Company to the State of Delaware, through a merger (which we refer to as the "Merger") of the Company with and into its wholly owned subsidiary China Biopharmaceuticals Holdings, Inc. (the "Subsidiary"), and certain other transactions and developments contemplated thereby or incidental thereto. This notice and information statement attached hereto shall be considered the notice required under Section 616 of the New York Business Corporation Law (the "BCL").

Our board of directors has unanimously approved the Merger and all the transactions and developments contemplated by the Agreement and Plan of Merger (the "Merger Agreement") entered into by and between the Company and the Subsidiary and dated July 3, 2004, as have stockholders representing a majority of our issued and outstanding shares of common stock. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the Merger, with the attendant five for seven (5 for 7) reverse stock split and contains certain information concerning the Merger. The Merger Agreement is attached to this Information Statement as Annex A. Additional information about the Company is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at HTTP://WWW.SEC.GOV/INDEX.HTM.

The principal executive office of the Company is located at 44 West 24th Street New York, NY 10010. The Company's telephone number is (212) 243-1000.

 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                            GLOBUS GROWTH GROUP, INC.
                               44 WEST 24TH STREET
                               NEW YORK, NY 10010



                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER



To our Stockholders:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. Approval the Agreement and Plan of Merger and all transactions and developments contemplated thereby, the purpose of which is to change the state of incorporation of the Company from New York to Delaware (the "Merger").

         The Board of Directors has fixed the close of business on July 29, 2004, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written Notice to stockholders pursuant to Section 615 of the BCL.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                      By order of the Board of Directors,




August 4, 2004                        Stephen E. Globus
                                      Chairman & CEO


                                TABLE OF CONTENTS

                                                                           Page


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS .........................ii
THE MERGER ................................................................ 1
Description of the Merger ................................................. 1
Summary Term Sheet ........................................................ 1
Material Terms of the Merger .............................................. 4
Terms of the Merger Agreement ............................................. 4
Certain United States Federal Income Tax Consequences ..................... 5
Accounting Treatment ...................................................... 5
Appraisal Rights .......................................................... 6
Interest of Certain Persons in the Merger ................................. 6
Recent Events ............................................................. 6
Security Ownership of Certain Beneficial Owners and Management ............ 7
Description of Securities ................................................. 8
Comparison of Rights of Security-holders .................................. 9
SOLICITATION OF PROXIES ...................................................13
SHAREHOLDER PROPOSALS .....................................................13


ANNEX A - Merger Agreement ................................................
ANNEX B - Certificate of Incorporation of the Subsidiary ..................
ANNEX C - Bylaws of the Subsidiary ........................................

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   THE MERGER


DESCRIPTION OF THE MERGER

        On July 3, 2004,  an Agreement and Plan of Merger was signed by and
between our  company  and  China   Biopharmaceuticals   Holdings,  Inc.,  a
corporation incorporated in the State of Delaware (which we refer to as the "Subsidiary"). The Agreement and Plan of Merger is referred to in this Information Statement as the Merger Agreement and is attached as Annex A hereto.

        The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into the Subsidiary, our separate corporate existence shall cease, and the Subsidiary shall continue as the surviving corporation of the merger (the "Merger"). In the Merger, all issued and outstanding shares of our common stock shall be converted into shares of common stock of the Subsidiary with no action required on the part our shareholders on the basis of seven for five (7 for 5).

        Our board has approved a resolution that our state of incorporation be changed from New York to Delaware and shareholders holding the requisite majority of the voting power of our shares of our common stock have consented in writing to the Reincorporation in approving the terms of the Merger and the Merger Agreement. While, the Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth, your attention is specifically directed to the section entitled "Recent Events" below. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware.

       The following are answers to some of the questions about the Merger that you, as one of our shareholders, may have. We urge you to read this Information Statement, including the Merger Agreement, carefully because the information in this section is not complete.

                               Summary Term Sheet

Who are we Merging with?
        We are merging with China Biopharmaceuticals Holdings, a Delaware corporation to which we refer as the Subsidiary.

Has the Board of Directors approved the Merger?
        Yes. The Merger Agreement was executed on July 3, 2004. Our board of directors approved the Merger Agreement, and all transactions and developments contemplated thereby and obtained the requisite written consent of our majority shareholders therefor on July 3, 2004.

How will the Merger work?
        The  Merger  will be a very  simple,  straight-forward  transaction.
We will merge with and into the Subsidiary and cease to exist as a separate entity. The Subsidiary will be the surviving corporation.

Do I have the right to vote on the Merger?
        No, you do not. The requisite shareholder approval has already been obtained by our board of directors.

How do I exchange my shares of common stock?
        You do not. Your shares will automatically be converted into shares of common stock of the Subsidiary without any action taken on your part.

How many shares will I have after the Merger?
        The number of shares you own will be multiplied by the quotient derived by dividing 5 by 7, or approximately 71.43% of the number of shares you own today.

What is the conversion ratio?
        The ratio is five-for-seven.
Is any shareholder receiving different treatment from any other shareholder?
        No. All shareholders are being treated equally.

What are the benefits of the reincorporation?
               The purpose of the reincorporation is to change the state of our incorporation of from New York to Delaware. The reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "GCL") rather than by the New York Business Corporation Law (which we refer to as the "BCL").

       The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our shareholders are outlined below:

         (i) The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

         (ii) The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

         (iii) Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs, and

         (iv) The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

       We anticipate that the GCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see "Comparison of Rights of Security-holders" below.

What are the disadvantages of the reincorporation?
       Despite the belief of our board that the reincorporation is in the best interests of our company and that of our shareholders, the BCL and the GCL differ in some respects. The GCL may not afford stockholders the same rights as the BCL. On balance, however, we believe it is favorable for us to reincorporate in Delaware.

What is the effect of the reincorporation on our company?
       The reincorporation has been unanimously approved by our board of directors, and we have obtained the requisite written consent of our majority shareholders for the Merger Agreement. The Merger will become effective when a certificate of merger is filed with each of the Secretary of State of Delaware and the Secretary of State of New York, respectively. This filing is anticipated to be made as soon as permitted by the notice requirements of the Exchange Act or as early as practicable thereafter. At the effective time of the Merger:

       We will merge with and into the Subsidiary, with the Subsidiary being the surviving corporation;

       The number of our shares of common stock issued and outstanding will be reduced from 3.5 million to 2.5 million, or by approximately 71.43%;

       We will operate under the name China Biopharmaceuticals Holdings, Inc.;

       We will cease to be governed by the BCL and will be governed by the GCL; and

       The Subsidiary will be governed by its certificate of incorporation and bylaws, which we have attached as Annex B and Annex C, respectively, to this information statement.

Will our ticker symbol change after the reincorporation?
       Yes, it will, because our name will change. However, we are not presently aware of the symbol that the Subsidiary will be assigned. Our shares of common stock are currently traded on the pink sheets under the symbol "GPIX."

Will the charter documents be amended in the Merger?
       The Subsidiary's certificate of incorporation will not be materially different from that of our certificate of incorporation with the exception that the certificate of incorporation of the Subsidiary will provide for the authorization of preferred shares and permit its board of directors to issue such shares.

How do the rights of shareholders compare before and after the reincorporation?
       Each share of the Subsidiary's common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights substantially equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders"), subject to the diminution in their number resulting from the Conversion Ratio.

       We are organized as a corporation under the laws of New York. After the effective time of the Merger, we will be a corporation incorporated under the laws of Delaware. As a New York corporation, we are governed by; the BCL, our certificate of incorporation and our bylaws. As a Delaware corporation we will be governed by; the GCL, the Subsidiary's certificate of incorporation, attached to this information statement as Annex B, as may be ------- further amended from time to time and the Subsidiary's bylaws, attached to this information statement as Annex C, ------- as may be further amended from time to time.

       Certain material differences between the applicable New York and Delaware law and among these documents are summarized below. The comparison of certain rights of our shareholders before and after the reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to New York law, Delaware law, the Subsidiary's certificate of incorporation, the Subsidiary's bylaws, and our certificate of incorporation and our bylaws, copies of which may be obtained from us by writing us at 44 West 24th Street New York, NY 10010, attention Secretary.

Will the shares to be issued in the Merger be freely trading?
       The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of the Subsidiary in accordance with the Conversion Ratio. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?
       We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

What are the tax consequences of the Merger?
       The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. shareholders upon conversion of their shares of common stock in our company into shares of common stock in the Subsidiary pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Who can help answer my questions?
       If you have more questions about the Merger you should contact Arthur S. Marcus, Esq., at:

       Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP
       101 East 52nd Street, 9th Floor
       New York, NY 10022

       Telephone No.:    (212) 752-9700
       Facsimile No.:    (212) 980-5192

If you have questions about our business, you should contact Stephen E. Globus, CEO, at:

       Globus Growth Group, Inc.
       44 West 24th Street
       New York, NY 10010.

       Telephone No.:  (212) 243-1000
       Facsimile No.:   (212) 645-0332

Material Terms of the Merger

       In order to effect the reincorporation (sometimes referred to as the "Reincorporation") of Globus Growth Group, Inc. (the "Company") to Delaware, the Company will be merged with and into China Biopharmaceuticals Holdings, a newly formed company incorporated in Delaware (the "Subsidiary"). Prior to the merger (the "Merger"), the Subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Subsidiary and its telephone number are the same as those of the Company. As part of its approval of the Company's reincorporation in Delaware, the board of directors of the Company (the "Board") has approved, and has recommended the approval to its shareholders (the "Shareholders"), the Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into the Subsidiary. The Company has obtained the requisite approval of its shareholders to consummate the Merger.

       The full texts of the Merger Agreement, the certificate of incorporation (the "Certificate") and bylaws (the "Bylaws") of the successor Delaware corporation under which the Company's business will be conducted after the Merger are attached hereto as Annex A, Annex B and Annex C respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Annexes.

       According to the terms of the Merger Agreement by and between the Company on the one side and the Subsidiary on the other side, the Company and the Subsidiary have determined that the Merger is in the best interests of the Shareholders. The Merger is to be effected through a conversion of the shares of common stock currently issued and outstanding (the "Common Shares") into shares of common stock of the Subsidiary (the "Common Stock") according to the conversion ratio of five shares of Common Stock for seven Common Shares (the "Conversion Ratio").

       The Certificate provides for so-called "blank check" preferred stock
(the "Blank Check Preferred Stock"). The Board believes that it is advisable and in the best interests of the Subsidiary and its stockholders (the "Stockholders") to have available for issuance such shares in order to provide the Subsidiary with greater flexibility in financing its continued operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that Blank Check Preferred Stock will provide the Subsidiary with a capital structure better suited to meet its short and long term capital needs. Having the Blank Check Preferred Stock will permit the Subsidiary to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will, in the anticipation of the Board, allow the Subsidiary to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the Subsidiary's board of directors (the "New Board"), without the necessity of obtaining approval of the Stockholders.

       The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Information Statement as Annex A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document governing the Merger.

The Merger. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Subsidiary, the Company's separate legal existence shall cease and the Subsidiary shall continue as the surviving corporation.

Effect of the Merger. The presently issued and outstanding Common Shares shall be converted on a five-for-seven basis into shares of Common Stock. The Subsidiary, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Subsidiary shall be governed by the GCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the GCL.

Certificate of Incorporation and Bylaws of the Subsidiary Following the Merger. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of the Subsidiary, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger.

       Directors of the Subsidiary Following the Merger. The Merger Agreement provides that the sole director of the Subsidiary as of the Effective Time shall remain the sole director of the Subsidiary, who shall serve as such until his successor is duly elected or appointed and qualified. Stephen E. Globus, our chairman and chief executive officer, is presently the sole director and chief executive officer of the Subsidiary.

Certain United States Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Merger does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the Common Shares are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE MERGER.

The Merger is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of Common Shares with respect thereto on the conversion of their Common Shares into shares of Common

Stock and no gain or loss will be recognized for federal income tax purposes by the Company or the Subsidiary. No gain or loss should be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split.

The Company's views regarding the tax consequences of the Merger and the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Merger and the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

Accounting Treatment
The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and the Subsidiary is the legal acquiror. The management of the Company will be the management of the Subsidiary. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

Appraisal Rights
Pursuant to the BCL, the holders of the Common Shares are not entitled to dissenters' rights in connection with the Reincorporation. Furthermore, the Company does not intend to independently provide those stockholders with any such rights.

Interests of Certain Persons in the Merger
No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Merger, which is not shared by all other Shareholders pro rata, and in accordance with their respective interests.

Recent Events

Share Exchange
As reported in the Company's Form 10-K filed with the Commission on June 14, 2004, the Company entered into a share exchange agreement dated June 8, 2004 (the "Exchange Agreement") entered into by: (i) the Company; (ii) the Subsidiary; (iii) China Biopharmaceuticals Corp., a British Virgin Islands company ("CBC"), the holding company which shall own a 90% ownership interest in NanJing Keyuan Pharmaceutical R&D Co., Ltd. ("Keyuan"); (iv) Keyuan, a company established in the People's Republic of China and engaged in the drug discovery and manufacturing business in China, and (v) Peng Mao as the sole shareholder of CBC (the "CBC Shareholder"). The closing of the Exchange Agreement is subject to the Company's due diligence review and obtaining the necessary approvals for the transactions contemplated thereby (the "Exchange"). Pursuant to the terms of the Exchange Agreement, CBC is to become a wholly-owned subsidiary of the Subsidiary in consideration for the issuance to the CBC Shareholder of 90% of the issued and outstanding shares of Common Stock of the Subsidiary, on a fully diluted basis. The Subsidiary shall in consideration therefor be issued 100% of the shares of capital stock of CBC on a fully diluted basis. The Exchange Agreement provides that the Exchange is to become effective immediately subsequent to the closing of the Merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the date of this Information Statement, the Company's authorized capitalization consisted of 4,500,000 Common Shares, par value $.01 per share. As of the date of this Information Statement, there were 2,335,757 Common Shares outstanding, all of which were fully paid, non-assessable and entitled to vote. Each Common Share entitles its holder to one vote on each matter submitted to the Shareholder.

         The following table sets forth, as of the date of this Information Statement, the number of Common Shares of the Company owned by (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company,
(iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

                                                           Number of Common Shares      Percentage of Common Shares
Name and Address of Beneficial Owner(1)                         Beneficially Owned               Beneficially Owned
---------------------------------------                         ------------------               ------------------
Stephen E. Globus                                                       514,750(2)                              22%
Richard D. Globus                                                          513,750                              22%
Ronald P. Globus                                                           500,000                              21%
Ronald J. Frank                                                              1,000                                *
Stanley Wunderlich                                                           - - -                            - - -
Joseph Mancuso                                                               - - -                            - - -
Jane Globus (3)                                                            312,292                              13%
All Directors and Officers as a group                                    1,044,500                              45%
 (6 persons)
---------
*less than one percent

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

(2) Includes 1,000 Common Shares held for benefit of Mr. Stephen Globus' son and as to which Mr. Globus disclaims beneficial ownership.

(3) Jane Globus is the mother of the three Globus brothers, all of whom disclaim any beneficial ownership of the shares owned by her.

DESCRIPTION OF SECURITIES

Common Stock
The Company is authorized to issue 4,500,000 shares of common stock, par value $0.01 per share (the "Common Shares"), of which as of the date hereof 2,335,757 Common Shares are outstanding. All outstanding Common Shares are validly authorized and issued, fully paid, and non-assessable.

The holders of the Common Shares are entitled to one vote for each share held of record on all matters submitted to a vote of Shareholders. Holders of the Common Shares are entitled to receive ratably dividends as may be declared by the Board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the Common Shares are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of the Common Shares have no preemptive rights and have no rights to convert their Common Shares into any other securities.

Preferred Stock
The Company is authorized to issue 500,000 shares of preferred stock; no such shares are presently issued or outstanding.

The Subsidiary is authorized to issue 200,000 shares of Common Stock and 10,000,000 shares of "blank check" preferred stock, par value $.001 per share ("Blank Check Preferred Stock"), none of which is issued or currently contemplated to be issued. The New Board is vested with authority to divide the shares of Blank Check Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series.

The Subsidiary was incorporated with the ability to issue shares of Blank Check Preferred Stock and provisions authorizing the New Board to designate and issue such shares because the Board believes that it is advisable and in the best interests of the surviving corporation to have available shares of preferred stock to provide it with greater flexibility in financing its operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that the Blank Check Preferred Stock will provide the Subsidiary with a capital structure better suited to meet its short and long term capital needs. Having Blank Check Preferred Stock will permit the New Board to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. The Board believes that this will allow the Subsidiary to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the New Board, without the necessity of obtaining approval of the Stockholders. Please see the Certificate attached as Annex B hereto for the provision authorizing the Blank Check Preferred Stock.

Transfer Agent

     The transfer agent of the Common Shares is North American Stock Transfer., located at 147 W. Merrick Road, Freeport, NY 11520.

COMPARISON OF THE RIGHTS OF SECURITY-HOLDERS

General

The Board has recommended that the Company's state of incorporation be changed from New York to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

Upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of New York, the Company will be merged with and into the Subsidiary pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "GCL") and the Certificate of Incorporation and Bylaws set forth in Annex B and Annex C, respectively. Upon the effective time of the Reincorporation, all outstanding shares of stock of the Company will automatically be converted into shares of the corresponding class of stock of the Subsidiary in accordance with the Conversion Ratio.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE SUBSIDIARY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

The Company is a New York corporation and the New York Business Corporation Law (the "BCL") and the Certificate of Incorporation and the Bylaws of the Company govern the rights of its shareholders. The Subsidiary is a Delaware corporation and the rights of it shareholders are governed by the GCL and the Certificate of Incorporation and Bylaws of the Subsidiary.


     Significant Differences Between the Corporation Laws of New York and
Delaware

               Differences Related Primarily to Charter Documents

Authorized Capital

The Company. The authorized capital stock of the Company consists of 4,500,000 shares of $0.01 par value common stock (the "Common Shares") and 500,000 shares of preferred stock. There are 2,335,757 such Common Shares issued and outstanding as of the date hereof and no shares of preferred stock issued or outstanding.

The Subsidiary. The authorized capital stock of the Subsidiary consists of 200,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 10,000,000 shares of blank check preferred stock, par value $0.01 per share (the "Blank Check Preferred Stock"). As of the date of the Merger Agreement, the Subsidiary's issued and outstanding share capital consisted of one share of Common Stock, held in the name of the Company. The Subsidiary's certificate of incorporation (the "Certificate") authorizes its board of directors to issue shares of Blank Check Preferred Stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series (see "Description of Securities").

Voting Power of Common Stock

The Company. Each holder of Common Shares has the right to cast one vote for each such Common Share held of record on all matters voted on by the Shareholders, including the election of directors. Shareholders have no cumulative voting rights

The Subsidiary. Each holder of shares of Common Stock has the right to cast one vote for each share of Common Stock held of record on all matters voted on by the Stockholders, including the election of directors. Stockholders have no cumulative voting rights.

Board of Directors

The Company. The Company's bylaws do not require that a specific number of directors shall serve on its board. The Company's board presently consists of five (5) directors. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.

The Subsidiary. The Subsidiary's bylaws do not require that a specific number of directors shall serve on its board. The Subsidiary's board presently consists of one (1) director. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors.

        CERTAIN DIFFERENCES BETWEEN NEW YORK AND DELAWARE CORPORATE LAWS

New York law and Delaware law differ in many respects. Certain of the significant differences that could materially affect the rights of the Shareholders are discussed below.


REMOVAL OF DIRECTORS
Delaware law provides that any or all of the directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote in an election of directors. Under New York law, directors may be removed for cause by vote of the shareholders. The certificate of incorporation or by-laws may grant the board of directors the power to remove a director for cause, unless the director to be removed was elected by (1) cumulative voting, (2) the holders of the shares of any class or series or (3) the holders of bonds voting as a class.

AMENDMENT TO BY-LAWS
Under Delaware law, the power to amend the Subsidiary's by-laws is vested solely in its common stockholders; the Subsidiary's certificate of incorporation, however, authorizes its board of directors to make, alter or repeal the by-laws, as permitted by Delaware law. Under New York law, a corporation's by-laws may be amended by a majority of the votes of shares then entitled to vote in the election of directors or, when so provided in the corporation's certificate of incorporation or by-laws, by the board of directors.

STOCKHOLDER LISTS AND INSPECTION RIGHTS
Under Delaware law, any stockholder may inspect the Subsidiary's stock ledger, a list of its stockholders and its other books and records for any proper purpose reasonably related to such person's interest as a stockholder. A list of stockholders is to be open to the examination of any stockholder, for any purpose germane to a meeting of stockholders, during ordinary business hours, for a period of at least 10 days prior to such meeting. The list is also to be produced and kept at the place of the meeting during the entire meeting, and may be inspected by any stockholder who is present. New York law provides that a shareholder of record has a right to inspect the Company's shareholder minutes and record of shareholders, during usual business hours, on at least five days' written demand. The examination of the shareholder minutes and record of shareholders must be for a purpose reasonably related to the shareholder's interest as a shareholder.

CORPORATION'S BEST INTERESTS
Delaware law does include a specific provision regarding actions by the directors in the corporation's best interests. Under New York law, a director of a New York corporation, in taking action, including any action which may involve a change in control of the corporation, is entitled to consider both the long-term and short-term interests of the corporation and its shareholders and the effects that the corporation's actions may have in the short-term or long-term upon any of the following: - the prospects of growth, development, productivity and profitability of the corporation, - the corporation's current employees, - the corporation's retired employees and others receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation, - the corporation's customers and creditors, and - the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise contribute to the communities in which it does business.

AUTHORIZATION OF CERTAIN ACTIONS
Delaware law requires the approval of the board of directors of a Delaware corporation and of at least a majority of such corporation's outstanding shares entitled to vote thereon to authorize a merger or consolidation, except in certain cases where such corporation is the surviving corporation and its securities being issued in the merger do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. A sale of all or substantially all of a Delaware corporation's assets or a voluntary dissolution of a Delaware corporation requires the affirmative vote of the board of directors and at least a majority of such corporation's outstanding shares entitled to vote thereon. Under New York law, the consummation of a merger, consolidation, dissolution or disposition of substantially all of the assets of a New York corporation (such as the Company) requires the approval of such corporation's board of directors and two-thirds of all outstanding shares of the corporation entitled to vote thereon and, in certain situations, the affirmative vote by the holders of a majority of all outstanding shares of each class or series of shares.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS
Section 145 of GCL permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than one by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in or not opposed to the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. Section 102 of the GCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its stockholders for monetary damages for breaches of fiduciary duty. GCL Section 102 provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner.

With certain limitations, Sections 721 through 726 of the BCL permit a corporation to indemnify its directors and officers made, or threatened to be made, a party to an action or proceeding by reason of the fact that such person was a director or officer of such corporation unless a judgement or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberative dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact financial profit or other advantage to which he or she was not legally entitled. Section 402(b) of the BCL permits New York corporations to eliminate or limit the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except liability (i) of a director (a) whose acts or omissions were in bad faith, involved intentional misconduct or a knowing violation of law, (b) who personally gained a financial profit or other advantage to which he or she was not legally entitled or (c) whose acts violated certain other provisions of New York law or (ii) for acts or omissions prior to May 4, 1988.

DIVIDENDS
Delaware law generally provides that the directors of every corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

New York law generally provides that a corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid out of surplus only, so that net assets of the corporation after such declaration or payment shall at least equal the amount of its stated capital.

BUSINESS COMBINATIONS
In general, Delaware law prohibits an interested stockholder of a Delaware corporation (generally defined as a person who owns 15% or more of a corporation's outstanding voting stock) from engaging in a business combination with that corporation for three years following the date he or she became an interested stockholder. The three-year moratorium is not applicable when: (i) prior to the date the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder,
(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, he or she owned at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation and by certain employee stock plans), or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the stockholder affirmative vote at a meeting of stockholders of at least two-thirds of the outstanding voting stock entitled to vote thereon, excluding shares owned by the interested stockholder. These restrictions of Delaware law generally do not apply to business combinations with an interested stockholder that are proposed subsequent to the public announcement of, and prior to the consummation or abandonment of, certain mergers, sales of 50% or more of a corporation's assets or tender offers for 50% or more of a corporation's voting stock.

New York law prohibits certain business combinations between a New York corporation and an "interested shareholder" for five years after the date that the interested shareholder becomes an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such business combination is permitted only if (1) it is approved by a majority of the shares not owned by the interested shareholder or (2) certain statutory fair price requirements are met. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation. the Company's certificate of incorporation provides that certain transactions with interested shareholders require the affirmative vote of two-thirds of the voting stock of the Company, excluding any shares beneficially owned, directly or indirectly, by any interested shareholder. An "interested shareholder" is defined in the Company's certificate of incorporation as any person who beneficially owns, directly or indirectly, 10% or more of the outstanding voting shares of the Company.

                             SOLICITATION OF PROXIES

The Company is making the making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending this Information Statement to beneficial owners of the Common Shares.

                              SHAREHOLDER PROPOSALS

There will be no further annual meetings of shareholders of the Company held.



                              By Order of the Board of Directors,

                              /s/ Stephen E. Globus,

                              Stephen E. Globus,
                              Chairman & CEO


August 4, 2004

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into on June 24, 2004, pursuant to Section 905 of the New York Business Corporation Law (the "BCL") and Section 253 of the General Corporation Law of the State of Delaware (the "GCL") by and between Globus Growth Group, Inc., a New York corporation (the "Parent Corporation"), and China Biopharmaceuticals Holdings, Inc., a Delaware corporation (the "Subsidiary Corporation"), being sometimes referred to herein individually as the "Constituent Corporation" and collectively as the "Constituent Corporations."

                              W I T N E S S E T H:

         WHEREAS, the Parent Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with an authorized capital stock (the "Parent Corporation Capital Stock") consisting of 4,500,000 shares of common stock, $.01 par value (the "Parent Corporation Common Stock") and 500,000 shares of preferred stock, $.01 par value (the "Parent Corporation Preferred Stock"), of which 2,499,000 shares of Parent Corporation Common Stock are issued and outstanding on the date hereof and no shares of Parent Corporation Preferred Stock are issued and outstanding on the date hereof;

         WHEREAS, the Parent Corporation has no options (the "Parent Options") or warrants (the "Parent Warrants") issued and outstanding;

         WHEREAS, the Subsidiary Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 200,000,000 shares of common stock $.01 par value (the "Subsidiary Corporation Common Stock") and 10,000,000 shares of "blank check" preferred stock $.01 par value (the "Subsidiary Corporation Preferred Stock"), of which one share of the Subsidiary Corporation Common Stock is issued and outstanding on the date hereof and held by the Parent Corporation;

         WHEREAS, the Subsidiary Corporation has no options (the "Subsidiary Options") or warrants (the "Subsidiary Warrants") issued and outstanding;

         WHEREAS, the Board of Directors of the Parent Corporation has determined that, for purposes of effecting the reincorporation of the Parent Corporation in the State of Delaware, it is advisable and in the best interests of the Parent Corporation that the Parent Corporation merge with and into the Subsidiary Corporation upon the terms and conditions set forth herein;

         WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Parent Corporation with and into the Subsidiary Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Section 905 of the BCL and Section 253 of the DGCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of the Parent Corporation for their approval; and

         WHEREAS, it is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization within the meaning of Section 368 (a)
(1) (F) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

                           ARTICLE I. TERMS OF MERGER

         1.1 MERGER. On the Effective Time (as hereinafter defined), in accordance with the provisions of

Section 905 of the BCL, Section 253 of the DGCL and Section 368(a)(1)(F) of the Code, the Parent Corporation shall be merged with and into the Subsidiary Corporation, which shall be sometimes referred to herein as the "Surviving Corporation" upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

         1.2 APPROVAL. This Merger Agreement shall be submitted for approval by the stockholders of the Parent Corporation as provided by the laws of the states of New York. After the approval or adoption thereof by the stockholders of the Parent Corporation, in accordance with the requirements of the applicable laws, all required documents shall be executed, filed, and recorded and all required acts shall be done in order to accomplish the Merger under the provisions of the laws of the states of New York and Delaware.

         1.3 EFFECTIVE TIME. The Merger shall become effective when the last to occur of the following actions shall have been completed:

         (a) This Merger Agreement and the Merger shall have been adopted and approved by the shareholders of the Parent Corporation in accordance with the requirements of the BCL and the Subsidiary Corporation shall have taken all requisite corporate action to effect the Merger pursuant to the GCL;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived; and

         (c) Executed Certificates of Merger meeting the requirements of the BCL and the GCL shall have been filed with the Secretary of State of the State of New York and the Secretary of State of the State of Delaware.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Time."

         1.4  EFFECT OF MERGER.

         (a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Parent Corporation Common Stock, the presently issued and outstanding shares of Parent Corporation Common Stock shall be converted on a five-for-seven (5 for 7) basis (the "Conversion Ratio") into shares of Surviving Corporation Common Stock.

         (b) The Subsidiary Corporation, as the Surviving Corporation in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of the Subsidiary Corporation and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger.

         (c) On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Parent Corporation Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Subsidiary Corporation Common Stock into which the shares of Parent Corporation Common Stock represented by such certificates have been converted in accordance with the Conversion Ratio and shall be so registered on the books and records of the Subsidiary Corporation or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer, or otherwise accounted for to Subsidiary Corporation or its transfer agent, have and be entitled to exercise any voting or other right with respect to and to receive any dividend or other distribution upon the shares of Subsidiary Corporation Common Stock evidenced by such outstanding certificate as above provided.

         (d) At the close of business on the Effective Time, the existence of the Parent Corporation as a distinct entity shall cease. At that time all rights, franchises and interests of the Parent Corporation, respectively, in and to every type of property, whether real, personal or mixed, of the Parent Corporation and the Subsidiary Corporation, and all debts due to the Parent Corporation or the Subsidiary Corporation on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in the Subsidiary Corporation. All property, rights, privileges, powers and franchises, and all and every other interest of the Parent Corporation or the Subsidiary Corporation as of the Effective Date, including, but not limited to, all patents, trademarks, licenses, registrations, and all other intellectual properties, shall thereafter be the property of the Subsidiary Corporation to the same extent and effect as such was of the respective Constituent Corporations prior to the Effective Date, and the title to any real estate vested by deed or otherwise in the Parent Corporation and the Subsidiary Corporation shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of the Parent Corporation or the Subsidiary Corporation shall thenceforth attach to the Subsidiary Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Subsidiary Corporation. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger.

         (e) The Subsidiary Corporation shall carry on business with the assets of the Parent Corporation and the Subsidiary Corporation. The established offices and facilities of the Parent Corporation immediately prior to the Merger shall become the established offices and facilities of the Subsidiary Corporation.

         (f) The presently issued and outstanding share of Subsidiary Corporation Common Stock held by the Parent Corporation shall be cancelled.

         (g) All corporate acts, plans, employee benefits, policies, resolutions, approvals and authorizations of the shareholders, board of directors, committees elected or appointed by the Board of Directors, officers and agents of the Parent Corporation, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Parent Corporation. The employees of the Parent Corporation shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Parent Corporation.

         1.5 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Subsidiary Corporation as in effect immediately prior to the Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         1.6 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Subsidiary Corporation as in effect immediately prior to the Effective Time shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

         1.7 DIRECTORS OF THE SURVIVING CORPORATION. The directors of the Subsidiary Corporation subsequent to the Merger shall be the current member of the Subsidiary Corporation's Board of Directors, until the earlier of his death, resignation or removal or until his respective successors are duly appointed and qualified.

                        ARTICLE II. CONDITIONS TO MERGER

         The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

         2.1 CONSENTS, APPROVALS. The Parties shall have obtained all necessary consents and approvals of their respective boards of directors, their stockholders (including any applicable classes thereof) and all consents, approvals and authorizations required under their respective charter documents, and all material consents, including any material consents and waivers by the Parties' respective lenders and other third-parties, if necessary, to the consummation of the transactions contemplated by this Agreement.

         2.2 ABSENCE OF CERTAIN LITIGATION. No action or proceeding shall be threatened or pending before any governmental entity or authority which, in the reasonable opinion of counsel for the Parties, is likely to result in a restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the Merger.

                         ARTICLE III. GENERAL PROVISIONS

         3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

         3.2 AMENDMENTS. The Board of Directors of the Parent Corporation and the Subsidiary Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Parent Corporation or the Subsidiary Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent Corporation or the Subsidiary Corporation,
(ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Parent Corporation or the Subsidiary Corporation.

         3.3 FURTHER ASSURANCES. From time to time, as and when required by the Subsidiary Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Parent Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Parent Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Subsidiary Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Parent Corporation and otherwise to carry out the purposes of this Merger Agreement. The Officers and Directors of the Subsidiary Corporation are fully authorized in the name and on behalf of the Parent Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         3.4 ABANDONMENT. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Parent Corporation or the Subsidiary Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Parent Corporation or the Subsidiary Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

         3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the BCL.

         IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the date first written above.



                            GLOBUS GROWTH GROUP, INC.


                            By:_________________________________
                            Name:  Steve Globus
                            Title: Chief Executive Officer




                            CHINA BIOPHARMACEUTICALS HOLDINGS, INC.


                            By:_________________________________
                            Name:  Steve Globus
                            Title: Chief Executive Officer

                          CERTIFICATE OF INCORPORATION

                                       OF

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

                                     * * * *


FIRST: The name of the corporation is China Biopharmaceuticals Holdings, Inc. (the "Corporation").

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares which the Corporation is authorized to issue is two hundred and ten million (210,000,000), divided into classes as follows:

                  A. Two hundred million (200,000,000) shares of common stock, $.01 par value per share (hereinafter called the "Common Stock"), divided into two classes as follows;

                  B. Ten million (10,000,000) shares of preferred stock, $.01 par value per share, to be issued in series (the "Preferred Stock").

                                            The following is a statement of the
                           designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the Corporation:
                           The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the Corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares,
                           (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

SEVENTH: The name and address of the sole incorporator is: Henry Nisser, c/o Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, 101 East 52nd Street, New York, New York 10022.

                  I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 8th day of June, 2004.



                                /s/ Henry Nisser
                         Henry Nisser, Sole Incorporator
                                Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP 101 East 52nd Street
                                New York, New York 10022

                                    BYLAWS OF

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                    ARTICLE I
                               OFFICES AND RECORDS

         Section 1.1. DELAWARE OFFICE. The principal office of China Biopharmaceuticals Holdings, Inc. (the "Corporation") in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

         Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

         Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

         Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

         Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

         Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.7.  VOTING.

                  (a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

                  (b) Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected. The Board of Directors may at any time amend this provision to reduce the number of votes cast for the election of a director to a plurality of the votes cast in the manner provided immediately above.

                  (c) Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

         Section 2.8 PROXIES. Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

         Section 2.9 ACTION WITHOUT A MEETING. Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders' meetings are recorded.

         Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 2.11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III
                               BOARD OF DIRECTORS

         Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

         Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide. The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

         Section 3.3. ELECTION, RESIGNATION. The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

         Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

         Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

         Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

         Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

         Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

         Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

         Section 3.12 REMOVAL. One or more or all the Directors of the Corporation may be removed for cause at any time by the stockholders, at a special meeting of the stockholders called for that purpose, provided however, such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

                                   ARTICLE IV
                                   COMMITTEES

         Section 4.1. COMMITTEES. The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

         Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

         Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

                                    ARTICLE V
                                    OFFICERS

         Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

         Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

         Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

                  (a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

                  (b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

                  (c) CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director. The Chief Financial Officer shall
(1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws. Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

                  (d) VICE PRESIDENT: Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

                  (e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

         Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

         Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

         Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

         Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI
                                      STOCK

         Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.

         Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 6.4.  TRANSFERS OF STOCK.

                  (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

                  (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

         Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

         Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

         Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

         Section 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

         Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors. Unless otherwise determined by the Board of Directors, the fiscal year end shall be December, 31 of each year.

         Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

         Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

         Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors. The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.